INVESCO INTERNATIONAL FUNDS, INC.
                      INVESCO International Blue Chip Fund


                Supplement to Prospectus dated September 23, 1998
                         as Supplemented October 9, 1998

The section of the Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the sixth paragraph, and (2)substitute the following paragraph in its place:

         The Fund is managed by IGAM's International Equity Team, which is headed by John Rogers.

The section of the Fund's Prospectus entitled "The Fund And Its Management" is amended to (1) delete the seventh and ninth paragraphs, and (2)substitute the following paragraph in place of the seventh paragraph:

     John Rogers, a Certified Financial Analyst, is lead portfolio manager of the Fund. Mr. Rogers joined IGAM in 1997 as President and Chief Investment Officer. Prior to that Mr. Rogers was President and Chief Investment Officer for INVESCO Japan from 1994 to 1997. Mr. Rogers earned his B.A., cum laude, in History from Yale University and his M.A. in East Asian Studies from Stanford University.

The date of this supplement is January 1, 1999.